                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    February 1, 2006
                                                       -------------------------

                               Amistar Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                       0-13403                95-2747332
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

237 Via Vera Cruz, San Marcos, California                         92078-2698
--------------------------------------------------------------------------------
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code    (760)471-1700
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.1      OTHER EVENTS

On January 31, 2006, Amistar Corporation, its subsidiary DDN Corporation and Asteres, Inc. and related parties entered into a Settlement and Release Agreement ("Agreement"). Per the terms of the Agreement, the Asteres Complaint and First Amended Complaint against Amistar Corporation, DDN Corporation, and William Holmes, and the Cross Complaint against Asteres, Linda Pinney, Ron Taylor and Sanderling Management Company, LLC pending in Superior Court in San Diego, CA and is entitled Asteres, Inc v. Amistar Corporation, et al (and related cross claims), Case # GIC 834874, will be dismissed with prejudice. Pursuant to the Agreement, Asteres and DDN intend to be competitors in the market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMISTAR CORPORATION
                                               --------------------------------
                                                         (Registrant)


Date    February 1, 2006                       /s/ Gregory D. Leiser
     ----------------------                    --------------------------------
                                                         (Signature)
                                               Gregory D. Leiser
                                               Vice President Finance and
                                               Chief Financial Officer